WILLIAM PENN INTEREST INCOME FUND
                  U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610

Dear Shareholders:

     The Board of Trustees and management of William Penn Interest Income Fund:
U.S. Government Securities Income Portfolio (the "William Penn Portfolio") are pleased to submit for your vote a proposal for the tax-free transfer of all the assets of the William Penn Portfolio to Federated Fund for U.S. Government Securities, Inc. (the "Federated Fund"), a mutual fund advised by Federated Advisers. The Federated Fund has an investment objective similar to that of the William Penn Portfolio in that it seeks current income by investing in a professionally managed diversified portfolio limited to U.S. government securities. As part of the transaction, holders of shares in the William Penn Portfolio would receive shares of the Federated Fund equal in value to their shares in the William Penn Portfolio and the William Penn Portfolio would be liquidated. Shareholders would not have to pay a sales charge upon receiving such shares, nor would they be subject to any contingent deferred sales charges in connection with the exercise of exchange rights or redemptions of such shares. Further, William Penn fund group shareholders who were invested as of November 30, 1988, will not be charged a sales charge for future purchases made in any Federated Fund, provided the account has remained open since that date.

     You may be contacted by Shareholder Communications Corporation, a telephone solicitation firm, requesting that you cast your vote by telephone. You may also cast your vote by telephone by calling Shareholder Communications Corporation toll free at (800) 733-8481, extension 459 (telephone voting only). If you have any questions regarding the proxy/prospectus you may call the William Penn Portfolio at (800) 523-8440, or the Federated Fund at (800) 245-4770.

     The Board of Trustees of the William Penn Portfolio, as well as Penn Square Management Corporation, the William Penn Portfolio's manager and distributor, believe the proposed agreement and plan of reorganization is in the best interests of William Penn Portfolio shareholders for the following reasons:

     - The Federated Fund has an investment objective similar to that of the William Penn Portfolio and offers an investment portfolio which invests in U.S. government securities to achieve current income.

     - The Federated Fund offers competitive performance and comparable expense ratios.

     - The reorganization of the William Penn Portfolio into the Federated Fund may provide operating efficiencies as a result of the size of the Federated Fund which were not available to William Penn Portfolio shareholders due to the smaller size of the William Penn Portfolio.

     - As an investor in the Federated Fund, shareholders would have access to a dramatically expanded array of investment alternatives in the Federated retail family of funds.

     - Federated Investors has an excellent reputation for customer servicing, having received a #1 rating for five surveys in a row by DALBAR, Inc. The shareholder services for the Federated funds include advanced technological systems that result in quick shareholder access to a broad spectrum of information, and efficient routing of telephone calls to the appropriate person.

     The Federated Fund is managed by Federated Advisers, a subsidiary of Federated Investors. Federated Investors was founded in 1955 and is located in Pittsburgh, Pennsylvania. Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the family management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

     We believe the transfer of the William Penn Portfolio's assets in this transaction presents an exciting investment opportunity for our shareholders. Your vote on the transaction is critical to its success. The transfer will be effected only if approved by a majority of the votes cast at the Special Meeting of Shareholders. We hope you share our enthusiasm and will participate by casting your vote in person, or by proxy if you are unable to attend the meeting. Please read the enclosed prospectus/ proxy statement carefully before you vote.

     THE BOARD OF TRUSTEES BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE WILLIAM PENN PORTFOLIO AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

     Thank you for your prompt attention and participation.

                                            Sincerely,

                                           /s/ James E. Jordan
                                            James E. Jordan
                                            President

                       WILLIAM PENN INTEREST INCOME FUND

                  U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610
                 NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS

             TO SHAREHOLDERS OF WILLIAM PENN INTEREST INCOME FUND,
                  U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO:

     The Special Meeting of Shareholders of U.S. Government Securities Income Portfolio, a portfolio of William Penn Interest Income Fund (the "William Penn Portfolio"), will be held 9:00 a.m. on May 29, 1997 at: Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, for the following purposes:

     1. To approve or disapprove a proposed Agreement and Plan of Reorganization between the William Penn Portfolio and Federated Fund for U.S. Government Securities, Inc. (the "Federated Fund"), whereby the Federated Fund would acquire all of the assets and assume certain liabilities of the William Penn Portfolio in exchange for the Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the William Penn Portfolio to the holders of its Class A Shares and Class C Shares respectively in complete liquidation of the William Penn Portfolio; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                            By Order of the Board of Trustees,

                                           /s/ Sandra J. Houck
                                            Sandra J. Houck
                                            Secretary

Dated: April 25, 1997

     Shareholders of record at the close of business on April 14, 1997, are entitled to vote at the meeting. Whether or not you plan to attend the meeting, please sign and return the enclosed proxy card. Your vote is important.

     TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           PROSPECTUS/PROXY STATEMENT
                                 APRIL 17, 1997
                          ACQUISITION OF THE ASSETS OF
                  U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO,
                A PORTFOLIO OF WILLIAM PENN INTEREST INCOME FUND
                              2650 WESTVIEW DRIVE
                              WYOMISSING, PA 19610
                        TELEPHONE NUMBER: 1-800-523-8440
          BY AND IN EXCHANGE FOR CLASS A SHARES AND CLASS C SHARES OF
              FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
                           FEDERATED INVESTORS TOWER
                      PITTSBURGH, PENNSYLVANIA 15222-3779
                        TELEPHONE NUMBER: 1-800-245-4770

    This Prospectus/Proxy Statement describes the proposed Agreement and Plan of Reorganization (the "Plan") whereby Federated Fund for U.S. Government Securities, Inc., a Maryland corporation (the "Federated Fund"), would acquire all of the assets and assume certain liabilities of U.S. Government Securities Income Portfolio (the "William Penn Portfolio"), a portfolio of William Penn Interest Income Fund (the "Trust"), a Pennsylvania common law trust, in exchange for the Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the William Penn Portfolio to the holders of its Class A Shares and Class C Shares, respectively, in complete liquidation of the William Penn Portfolio. As a result of the Plan, each shareholder of the William Penn Portfolio will become the owner of the corresponding Federated Fund's Class A Shares and Class C Shares having a total net asset value equal to the total net asset value of his or her holdings in the William Penn Portfolio's Class A Shares and Class C Shares.

     THE BOARD OF TRUSTEES OF THE WILLIAM PENN PORTFOLIO UNANIMOUSLY RECOMMENDS
        APPROVAL OF THE PLAN.

The shares of each of the Federated Fund and the William Penn Portfolio represent interests in separate open-end, diversified management investment companies. The Federated Fund's investment objective is to provide current income by investing in a professionally managed diversified portfolio limited to primary or direct obligations of the U.S. government, its agencies or instrumentalities, and in certain collateralized mortgage obligations ("CMOs") as described below. The William Penn Portfolio's investment objective is to provide a high level of current income consistent with preservation of capital and maintenance of liquidity solely from investments in securities issued or guaranteed by the U.S. government or by certain of its agencies or instrumentalities. For a comparison of the investment policies of the Federated Fund and the William Penn Portfolio, see "Summary--Investment Objectives, Policies and Limitations."

    This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund dated May 31, 1996, (revised July 19, 1996), which is incorporated herein by reference. Statements of Additional Information for the Federated Fund dated May 31, 1996 (relating to the Federated Fund's Prospectus of the same date) and April 17, 1997 (relating to this Prospectus/Proxy Statement), the Annual Report to Shareholders dated March 31, 1996, and Semi-Annual Report to Shareholders dated September 30, 1996, all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information, the Annual Report, and the Semi-Annual Report may be obtained without charge by writing or calling the Federated Fund at the address and telephone number shown above.

    THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS

                                                                                     PAGE NO.
                                                                                    ----------
Summary of Expenses..............................................................            3
Summary..........................................................................            7
  About the Proposed Reorganization..............................................            7
  Investment Objectives, Policies and Limitations................................            7
  Advisory and Other Fees........................................................            9
  Distribution Arrangements......................................................           10
  Purchase, Exchange and Redemption Procedures...................................           11
  Dividends......................................................................           13
  Tax Consequences...............................................................           13
Risk Factors.....................................................................           13
Information About the Reorganization.............................................           13
  Background and Reasons for the Proposed Reorganization.........................           13

Agreement between The William Penn Company and Federated.......................           15

Description of the Plan of Reorganization......................................           15
  Description of Federated Fund Shares...........................................           16
  Federal Income Tax Consequences................................................           16
  Comparative Information on Shareholder Rights and Obligations..................           17
  Capitalization.................................................................           19
Information About the Federated Fund and the William Penn Portfolio..............           19
  Federated Fund for U.S. Government Securities, Inc.............................           19
  William Penn Interest Income Fund, U.S. Government Securities Income
     Portfolio...................................................................           20
Voting Information...............................................................           20
  Outstanding Shares and Voting Requirements.....................................           20
  Dissenter's Right of Appraisal.................................................           22
Other Matters and Discretion of Persons Named in the Proxy.......................           22
Agreement and Plan of Reorganization.............................................    Exhibit A



                              SUMMARY OF EXPENSES

                                (CLASS A SHARES)

                                                       FEDERATED   WILLIAM PENN   PRO FORMA
                                                         FUND       PORTFOLIO      COMBINED
                                                       ---------   ------------   ----------
                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...............     4.50%(1)      4.75%         4.50%(1)
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)...............      None          None          None
Contingent Deferred Sales Charge (as a percentage of
  original purchase price or redemption proceeds, as
  applicable).......................................     0.00%(2)       None         0.00%(2)
Redemption Fee (as a percentage of amount redeemed,
  if applicable)(3).................................      None          None          None
Exchange Fee........................................      None          None          None


ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver).......................     0.56%(4)      0.65%         0.56%(4)
12b-1 Fee (after waiver)............................      None         0.07%(5)       None
Total Other Expenses (after waivers)(6).............     0.39%         0.28%         0.39%
  Total Operating Expenses (after waivers)(7).......     0.95%         1.00%         0.95%


(1) This sales charge would not be applicable to Class A Shares of the Federated Fund acquired through the proposed reorganization or to William Penn Shareholders invested as of November 30, 1988, for future purchases of any of the Federated Funds provided the account remains open.

(2) Class A Shares purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. would not be charged a sales charge but may be charged a contingent deferred sales charge of 0.50% for redemptions made within one full year of purchase. For a more complete description, see "Summary--Distribution Arrangements." This contingent deferred sales charge would not be applicable to Class A Shares of the Federated Fund acquired through the proposed reorganization.

(3) Wire-transferred redemptions of Class A Shares of the Federated Fund of less than $5,000 may be subject to additional fees. A $10.00 fee will be charged for redemptions of William Penn Portfolio shares by wire transfer.

(4) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee is 0.25% of the first $500 million in average daily net assets, 0.225% of the second $500 million in average daily net assets, 0.20% of average daily net assets in excess of $1 billion, plus 4.50% of the Federated Fund's annual gross income (excluding any capital gains or losses).

(5) The 12b-1 fee with respect to the William Penn Portfolio has been reduced to reflect the voluntary waivers; the maximum 12b-1 fee for Class A Shares is 0.50%. The Federated Fund's Class A Shares have no 12b-1 fee.

(6) Total Other Expenses include a shareholder services fee of 0.15% for the Federated Fund and the Pro Forma Combined Fund and a shareholder services fee of 0.00% for the William Penn Portfolio. The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee for the Federated Fund and the Pro Forma Combined Fund is 0.25% and 0.50% for the William Penn Portfolio.

(7) The total operating expenses for Class A Shares of the Federated Fund are based on expenses expected during its fiscal year ended March 31, 1997. The total operating expenses were 0.95% for the fiscal year ended March 31, 1996, and would have been 1.06% absent the voluntary expense waivers. The total operating expenses for the William Penn Portfolio are based upon expenses incurred by the William Penn Portfolio during its fiscal year ended December 31, 1996, and would have been 1.33% without expense waivers.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares of each of the Federated Fund, the William Penn Portfolio and the Pro Forma Combined Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary--Advisory and Other Fees" and "Summary--Distribution Arrangements."


     LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLES

     The Examples below are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The Examples assume payment of operating expenses at the levels set forth in the table above.

(1) This Example does not include sales charges or contingent deferred sales charges since such sales charges are not applicable to Federated Fund Class A Shares received as a result of the proposed reorganization.

An investor would pay the following expenses on a 1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. Expenses would be the same if there were no redemption at the end of each time period.

                                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                   -------     --------     --------     ---------
Federated Fund..................................     $10         $ 30         $ 53         $ 117
William Penn Portfolio..........................     $10         $ 32         $ 55         $ 122
Pro Forma Combined..............................     $10         $ 30         $ 53         $ 117


(2) This Example includes sales charges since Class A Shares purchased subsequent to the reorganization may be subject to sales charges. For a more complete description of sales charges, contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated May 31, 1996 (revised July 19, 1996), and the Prospectus of the William Penn Portfolio dated March 15, 1996, each of which is incorporated herein by reference thereto.

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. Expenses would be the same if there were no redemption at the end of each time period.

                                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                   -------     --------     --------     ---------
Federated Fund..................................     $54         $ 74         $ 95         $ 156
William Penn Portfolio..........................     $57         $ 78         $100         $ 164
Pro Forma Combined..............................     $54         $ 74         $ 95         $ 156


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                              SUMMARY OF EXPENSES

                                (CLASS C SHARES)

                                                       FEDERATED   WILLIAM PENN   PRO FORMA
                                                         FUND       PORTFOLIO      COMBINED
                                                       ---------   ------------   ----------
                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...............      None          None          None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)...............      None          None          None
Contingent Deferred Sales Charge (as a percentage of
  original purchase price or redemption proceeds, as
  applicable)(1)....................................     1.00%         1.00%         1.00%

Redemption Fee (as a percentage of amount redeemed,
  if applicable)(2).................................      None          None          None

Exchange Fee........................................      None          None          None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver).......................     0.56%(3)      0.65%         0.56%(3)
12b-1 Fee (after waiver)............................     0.75%         0.46%(4)      0.75%
Total Other Expenses (after waivers)(5).............     0.49%         0.53%         0.49%
  Total Operating Expenses (after waivers)(6).......     1.80%         1.64%         1.80%


(1) The Contingent Deferred Sales Charge assessed is 1.00% of the lesser of the original purchase price or the Net Asset Value of shares redeemed within one year of their purchase date. For a more complete description, see
"Summary--Distribution Arrangements."

(2) Wire-transferred redemptions of Class C Shares of the Federated Fund of less than $5,000 may be subject to additional fees. A $10.00 fee is charged for certain redemptions of William Penn Portfolio shares by wire transfer.

(3) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time in its sole discretion. The maximum management fee is 0.25% of the first $500 million in average daily net assets, 0.225% of the second $500 million in average daily net assets, 0.20% of average daily net assets in excess of $1 billion, plus 4.50% of the Federated Fund's annual gross income (excluding any capital gains or losses).

(4) The maximum 12b-1 fee for Class C Shares of the William Penn Portfolio is 0.75%.

(5) Total Other Expenses include a shareholder services fee of 0.25%.

(6) The total operating expenses for Class C Shares of the Federated Fund are based on expenses expected during its fiscal year ending March 31, 1997. The total operating expenses were 1.79% for the fiscal year ended March 31, 1996, and would have been 1.81% absent the voluntary waivers of portions of the management fee and the shareholder services fee. The total operating expenses for the William Penn Portfolio are based upon expenses incurred by the William Penn Portfolio during its fiscal year ended December 31, 1996, and would have been 1.97% without expense waivers.
     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class C Shares of each of the Federated Fund, the William Penn Portfolio and the Pro Forma Combined Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Summary--Advisory and Other Fees" and "Summary--Distribution Arrangements."


     LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLES

     The Examples below are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The Examples assume payment of operating expenses at the levels set forth in the table above.

(1) This Example does not include sales charges or contingent deferred sales charges since such sales charges are not applicable to Federated Fund Class C Shares received as a result of the proposed reorganization.

An investor would pay the following expenses on a 1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. Expenses would be the same if there were no redemption at the end of each time period.

                                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                   -------     --------     --------     ---------
Federated Fund..................................     $18         $ 57         $ 97         $ 212
William Penn Portfolio..........................     $17         $ 52         $ 89         $ 194
Pro Forma Combined..............................     $18         $ 57         $ 97         $ 212


(2) This Example includes contingent deferred sales charges since Class C Shares purchased subsequent to the reorganization may be subject to such a sales charge. For a more complete description of contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated May 31, 1996 (revised July 19, 1996), and the Prospectus of the William Penn Portfolio dated March 15, 1996, each of which is incorporated herein by reference thereto.

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time peiod.

                                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                   -------     --------     --------     ---------
Federated Fund..................................     $29         $ 57         $ 97         $ 212
William Penn Portfolio..........................     $27         $ 52         $ 89         $ 194
Pro Forma Combined..............................     $29         $ 57         $ 97         $ 212


An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) no redemption at the end of each time period.

                                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                   -------     --------     --------     ---------
Federated Fund..................................     $18         $ 57         $ 97         $ 212
William Penn Portfolio..........................     $17         $ 52         $ 89         $ 194
Pro Forma Combined..............................     $18         $ 57         $ 97         $ 212


     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                    SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information dated April 17, 1997, related to this Prospectus/Proxy Statement, the Prospectus of the Federated Fund dated May 31, 1996 (revised July 19, 1996), the Statement of Additional Information of the Federated Fund dated May 31, 1996 (revised October 1, 1996), the Prospectus of the William Penn Portfolio dated March 15, 1996, the Statement of Additional Information of the William Penn Portfolio dated March 15, 1996, and the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A, all of which are incorporated herein by reference thereto.

About the Proposed Reorganization

     The Board of Trustees of the William Penn Portfolio has voted unanimously to recommend to holders of the Class A Shares and Class C Shares of the William Penn Portfolio the approval of the Plan whereby the Federated Fund would acquire all of the assets and assume certain liabilities of the William Penn Portfolio in exchange for the Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the William Penn Portfolio to holders of its Class A Shares and Class C Shares, respectively, in complete liquidation and dissolution of the William Penn Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of the William Penn Portfolio Class A Shares and Class C Shares will become the owner of the Federated Fund's Class A Shares or Class C Shares, respectively, having a total net asset value equal to the total net asset value of his or her holdings in the William Penn Portfolio on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).

     As a condition to the Reorganization transactions, the Federated Fund and the William Penn Portfolio will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that no gain or loss will be recognized by either the Federated Fund or the William Penn Portfolio or the shareholders of the William Penn Portfolio. The tax basis of the Federated Fund's corresponding Class A Shares and Class C Shares received by William Penn Portfolio's Class A Shares and Class C Shares shareholders will be the same as the tax basis of their shares in the William Penn Portfolio. After the acquisition is completed, the William Penn Portfolio will be dissolved.

Investment Objectives, Policies and Limitations

     The investment objective of the Federated Fund is to provide current income. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Federated Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The investment objective of the William Penn Portfolio is to provide a high level of current income consistent with preservation of capital and maintenance of liquidity solely from investments in securities issued or guaranteed by the U.S. government or by certain of its agencies or instrumentalities. These instruments may include collateralized mortgage obligations. This investment objective may not be changed without the affirmative vote of a majority of the outstanding voting securities of the William Penn Portfolio, as defined in the 1940 Act.

     The Federated Fund invests only in securities which are primary or direct obligations of the U.S. government, its agencies or instrumentalities, or which are guaranteed as to the payment of principal and interest by the U.S. government, its agencies, or instrumentalities, and in certain collateralized mortgage obligations ("CMOs") issued by agencies or instrumentalities of the U.S. government. The U.S. government securities in which the Federated Fund invests include: direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as: the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; and Federal National Mortgage Association ("FNMA"). The Federated Fund also invests in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The Federated Fund will invest only in CMOs which are rated AAA by a nationally recognized statistical rating organization and which may be: (i) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. The Federated Fund may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis, and lend portfolio securities. The investment policies of the Federated Fund may not be changed by the Board of Trustees without shareholder approval.

     The William Penn Portfolio, under normal circumstances, invests at least 65% of the value of its total assets in the following securities: (1) U.S. government securities which include bills, bonds, and notes issued by the United States Treasury, backed by the "full faith and credit" of the U.S. government,
(2) U.S. government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and federal agencies. These include securities issued by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks, Federal Land Banks, Farmers Home Administration, Federal Financing Bank, Federal Intermediate Credit Bank, Resolution Trust Corporation, the Tennessee Valley Authority, and the Export-Import Bank; (3) Securities listed above which are subject to repurchase agreements. The William Penn Portfolio may invest in the following kinds of assets: futures contracts, options on futures contracts, and options on fixed-income securities, and interest rate swaps provided that the securities underlying such transactions do not exceed 20% of the portfolio's assets at the time of purchase. The William Penn Portfolio will engage in futures and/or options transactions only for hedging purposes and only if such transactions are consistent with its investment objectives and policies. Unless otherwise designated in the prospectus, the investment policies of the William Penn Portfolio may be changed by the Board of Trustees without shareholder approval.

     Both the Federated Fund and the William Penn Portfolio are subject to certain investment limitations. For the Federated Fund, these include investment limitations which prohibit it from (1) borrowing money except, under certain circumstances, the Federated Fund may borrow up to 10% of the value of its total assets (e.g., for temporary or emergency purposes); or (2) owning securities of open-end or closed-end investment companies, except under certain circumstances and subject to certain limitations not exceeding 10% of its net assets. The first investment limitation listed above cannot be changed without shareholder approval; the other limitation may be changed by the Board of Trustees without shareholder approval, although shareholders will be notified before any material change becomes effective.

     The William Penn Portfolio may not: (1) invest more than 5% of the value of its assets in the securities of any single issuer (except of the U.S. government, its agencies or instrumentalities), (2) purchase more than 10% of the voting securities of any issuer; (3) invest more than 5% of its assets in companies with a continuous operating history (including predecessors) of less than 3 years; (4) invest more than 25% of its assets in any one industry, with the exceptions of (i) obligations of the U.S. government or its agencies or instrumentalities, and (ii) certificates of deposit or bankers' acceptances; (5) borrow money, except from a bank and only for temporary or emergency purposes. Any such borrowings may not exceed 5% of the lower of the value or cost of the portfolio's total assets; (6) pledge, mortgage, or otherwise hypothecate its assets to an extent greater than 5% of the value of its total assets; (7) invest more than 10% of the value of its assets in illiquid securities, including restricted securities, and repurchase agreements maturing in more than seven days. The above investment limitations of the William Penn Portfolio cannot be changed without shareholder approval.

     In addition to the policies and limitations set forth above, both the Federated Fund and the William Penn Portfolio are subject to certain additional investment policies and limitations, described in the Federated Fund's Statement of Additional Information dated May 31, 1996 (revised October 1, 1996), and the William Penn Portfolio's Statement of Additional Information dated March 15, 1996. Reference is hereby made to the Federated Fund's Prospectus and Statement of Additional Information, each dated May 31, 1996 (revised July 19, 1996 and October 1, 1996, respectively), and to the William Penn Portfolio's Prospectus and Statement of Additional Information, each dated March 15, 1996, which set forth in full the investment objective, policies and investment limitations of each of the Federated Fund and the William Penn Portfolio, all of which are incorporated herein by reference thereto.

Advisory and Other Fees

     The annual investment advisory fee for the Federated Fund is 0.25% of the first $500 million of the Federated Fund's average daily net assets, 0.225% of the second $500 million in average daily net assets, 0.20% of average daily net assets in excess of $1 billion, plus 4.50% of the Federated Fund's gross income (excluding any capital gains or losses). The investment adviser to the Federated Fund, Federated Advisers ("Federated Advisers"), a subsidiary of Federated Investors, may voluntarily choose to waive a portion of its advisory fee or reimburse the Federated Fund for certain operating expenses. This voluntary reimbursement of expenses may be terminated by Federated Advisers at any time in its sole discretion. The maximum annual management fee for the William Penn Portfolio is 0.65% of average daily net assets of the William Penn Portfolio. The investment adviser of the William Penn Portfolio is Penn Square Management Corporation. The adviser is a wholly owned subsidiary of The William Penn Company, New York, New York. Miller, Anderson & Sherrerd LLP (the Sub-Adviser) serves as an investment adviser for the William Penn Portfolio pursuant to a sub-advisory agreement with the adviser. The Sub-Adviser, a wholly owned subsidiary of Morgan Stanley Group Inc., was organized in 1969 and is located in West Conshohocken, Pennsylvania. The Sub-Adviser provides management services to employee benefit plans, endowment funds, foundations, and other institutional investors, and currently manages assets in excess of $30 billion. Under an agreement entered into with the adviser, the Sub-Adviser provides investment advisory services for the William Penn Portfolio and is compensated solely by the adviser. The adviser pays the Sub-Adviser a fee based on the aggregate net asset value of all portfolios comprising the William Penn Interest Income Fund, as follows: .375% on the first $50,000,000, .25% on the next $50,000,000 and
 .20% over $100,000,000.

     Federated Services Company, an affiliate of Federated Advisers, provides certain administrative personnel and services necessary to operate the Federated Fund at an annual rate based upon the average aggregate daily net assets of all funds advised by Federated Advisers and its affiliates. The rate charged is 0.15% on the first $250 million of all such funds' average aggregate daily net assets, 0.125% on the next $250 million, 0.10% on the next $250 million and 0.075% of all such funds' average aggregate daily net assets in excess of $750 million, with a minimum annual fee per portfolio of $125,000 plus $30,000 for each additional class of shares of any such portfolio. Federated Services Company may choose voluntarily to waive a portion of its fee. The administrative fee expense for the Federated Fund's fiscal year ended March 31, 1996 was $1,153,399, representing an effective fee rate of 0.08%. Administrative personnel and services necessary to operate the William Penn Portfolio are currently provided by Penn Square Management Corporation and are included in the annual transfer agent fee for the William Penn Portfolio.

     The Federated Fund has entered into a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net asset value of each of the Class A Shares and Class C Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services ("FSS"), an affiliate of Federated Advisers, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Federated Fund and FSS.

     The total annual operating expenses for Class A Shares and Class C Shares of the Federated Fund were 0.95% and 1.79% respectively of average daily net assets (after waivers) for its most recent fiscal year. The total annual operating expenses for Class A Shares and Class C Shares of the William Penn Portfolio were 1.00% and 1.64% respectively of average daily net assets (after waivers) for its most recent fiscal year. Without such waivers or reimbursements, the expense ratios of the Federated Fund would have been 1.06% (Class A Shares), 1.81% (Class C Shares) and for the William Penn Portfolio, 1.33% (Class A Shares) and 1.97% (Class C Shares).

Distribution Arrangements

     FEDERATED SECURITIES CORP. ("FSC"), an affiliate of Federated Advisers, is the principal distributor for shares of the Federated Fund. The Federated Fund has adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which the Federated Fund will pay a fee to the distributor in an amount computed at an annual rate of .75% of the average daily net assets of the Class C Shares to finance any activity which is principally intended to result in the sale of Class C Shares subject to the Distribution Plan. All or a portion of the Rule 12b-1 fee may be paid to financial institutions for their efforts in selling Class C Shares. FSC may offer to pay financial institutions, at the time of purchase, an amount equal to 1% of the net asset value of Class C Shares purchased by their clients. These payments will be made directly by the distributor from its assets, and will not be reimbursed by the Fund. The Federated Fund does not have a Distribution Plan in effect with respect to its Class A Shares, and accordingly, does not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with the sale of Class A Shares. However, FSC will pay financial institutions, at the time of purchase of Class A Shares, an amount equal to .50% of the net asset value of Class A Shares purchased by certain qualified plans as approved by FSC. (Such payments are subject to a reclaim from the financial institution should the assets leave the program within 12 months after purchase). In addition, FSC and FSS, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Class A Shares and Class C Shares of the Federated Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by Federated Advisers or its affiliates. If a financial institution elects to waive receipt of this payment, the Federated fund will waive any applicable contingent deferred sales charge (such contingent deferred sales charges are discussed below).

     Penn Square Management Corporation is the principal distributor for shares of the William Penn Portfolio. The William Penn Portfolio has adopted a Rule 12b-1 Distribution Plan (the "Rule 12b-1 Plan") pursuant to which the William Penn Portfolio reimburses Penn Square Management Corporation for certain of its expenses incurred in connection with its services as distributor at an annual rate not to exceed 0.50% of the average daily net assets of the William Penn Portfolio's Class A Shares. After the reorganization, the Federated Fund will not assume any liabilities related to the William Penn Portfolio's Rule 12b-1 Plan. The fee may be used by Penn Square Management Corporation for its expenses incurred in connection with (a) advertising and marketing Class A Shares; (b) printing and distributing the Prospectus; (c) implementing and operating the Rule 12b-1 Plan; and (d) payments made by the distributor for servicing fees to broker/dealers, financial institutions, or other industry professionals ("Service Organizations") for distribution and/or shareholder administrative services provided to their customers who own Class A Shares. Pursuant to a Servicing Agreement with Penn Square Management Corporation, a Service Organization may receive, on an annual basis, up to .50% of the average daily net asset value of the Class A Shares owned by shareholders with whom the Service Organization has a servicing relationship. The services provided by a Service Organization pursuant to a Servicing Agreement may include distribution or shareholder administrative services, including establishing and maintaining shareholder accounts, sending confirmations of transactions, forwarding financial reports and other communications to shareholders, and responding to shareholder inquiries regarding the William Penn Portfolio. The William Penn Portfolio has adopted a Distribution Plan for Class C Shares to compensate the distributor for its services and costs in distributing Class C Shares. Under the Rule 12b-1 Plan, the William Penn Portfolio pays Penn Square Management Corporation an annual 12b-1 Distribution Fee of 0.75% per year on Class C Shares. Penn Square Management Corporation also receives a Service Fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C Shares, determined as of the close of each regular business day. The distribution fee allows investors to buy Class C Shares without a front end sales charge while permitting the distributor to compensate dealers who sell Class C Shares. The distribution and service fee may increase Class C expenses by 1.00% of average net assets per year. Penn Square Management Corporation pays sales commissions of 1.00% of the purchase price to dealers from its own resources at the time of sale. Penn Square Management Corporation retains the distribution fee during the first year shares are outstanding to recoup the sales commission it pays, the advances of service fee payments it makes, and its financing costs. Penn Square Management Corporation plans to pay the distribution fee as an ongoing commission to the dealer on Class C Shares that have been outstanding for a year or more. Penn Square Management Corporation receives no other compensation for its services as distributor, except that the sales charge will be paid to the distributor. Penn Square Management Corporation may, in turn, pay such sales charge to broker/dealers as a commission for generating sales of Class C Shares.

     Certain costs exist with respect to the purchase and sale of Federated Fund and William Penn Portfolio shares. Shares of the Federated Fund and shares of the William Penn Portfolio are sold at their net asset value next determined after an order is received, plus any applicable sales charge. The Federated Fund Class A Shares and William Penn Portfolio Class A Shares have a maximum sales charge of 4.50% and 4.75%, respectively. No sales charge will be imposed in connection with the issuance of Federated Fund Class A Shares to Class A Shareholders of the William Penn Portfolio as a result of the Reorganization. Further, William Penn fund group shareholders who were invested as of November 30, 1988, will not be charged a sales charge for future purchases made in any Federated fund structured as a retail product, provided the account has remained open. Class A Shares of the Federated Fund purchased with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by FSC may be charged a contingent deferred sales charge of 0.50% for redemptions made within one full year of purchase. Any such charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or redemption. The contingent deferred sales charges are not imposed in connection with the exercise of exchange rights, nor will they be imposed on redemptions of Federated Fund Class A Shares received by shareholders of the William Penn Portfolio as a result of the Reorganization. Sales of Class C Shares are subject to a 1% contingent deferred sales charge on assets redeemed within the first twelve months following purchase. For a complete description of sales charges, contingent deferred sales charges and exemptions from such charges, reference is hereby made to the Prospectus of the Federated Fund dated May 31, 1996 (revised July 19, 1996) and the Prospectus of the William Penn Portfolio dated March 15, 1996, each of which is incorporated herein by reference thereto.

Purchase, Exchange and Redemption Procedures

     The transfer agent and dividend disbursing agent for the Federated Fund is Federated Shareholder Services Company. The transfer agent and dividend disbursing agent for the William Penn Portfolio is Penn Square Management Corporation. Procedures for the purchase, exchange and redemption of the Federated Fund's Class A Shares and Class C Shares differ slightly from procedures applicable to the purchase, exchange and redemption of the William Penn Portfolio's Class A Shares and Class C Shares. Any questions about such procedures may be directed to, and assistance in effecting purchases, exchanges or redemptions of the Federated Fund's Class A Shares and Class C Shares or the William Penn Portfolio's Class A Shares and Class C Shares may be obtained from FSC, principal distributor for the Federated Fund, at 1-800-245-4770, or from Penn Square Management Corporation, principal distributor for the William Penn Portfolio, at 1-800-523-8440.

     Reference is made to the Prospectus of the Federated Fund dated May 31, 1996 (revised July 19, 1996), and the Prospectus of the William Penn Portfolio dated March 15, 1996, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of Federated Fund and William Penn Portfolio shares, respectively, each of which is incorporated herein by reference thereto. Set forth below is a brief listing of the significant purchase, exchange and redemption procedures applicable to the Federated Fund's Class A Shares and Class C Shares and the William Penn Portfolio's Class A Shares and Class C Shares.


     Purchases of Class A Shares and Class C Shares of the Federated Fund may be made through a financial institution that has an agreement with FSC or, once an account has been established, by wire or check. Purchases of shares of the William Penn Portfolio may be made through Penn Square Management Corporation and through broker-dealers under contract with Penn Square Management Corporation or directly by wire or check once an account has been established. The minimum initial investment in the Federated Fund is $500 for Class A Shares and $1,500 for Class C Shares, except for retirement accounts for which the minimum is $50. Subsequent investments must be in amounts of at least $100, except for retirement accounts for which the minimum is $50. The minimum initial investment in the William Penn Portfolio is $500 for either Class of Shares, except for retirement accounts for which the minimum is $250. Subsequent investments must be in amounts of at least $100. The Federated Fund and the William Penn Portfolio each reserves the right to reject any purchase request.

     The purchase price of the Federated Fund's Class A Shares and the William Penn Portfolio's Class A Shares is based on net asset value plus a sales charge. The net asset value per share for each class of the Federated Fund and the William Penn Portfolio is calculated as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the Federated Fund and the William Penn Portfolio compute their net asset value. Purchase and redemption orders for the Federated Fund received from broker/dealers before 5:00 p.m. (Eastern time) and from financial institutions before 4:00 p.m. (Eastern time) may be entered at that day's price. Purchase orders for the William Penn Portfolio are executed based on the net asset value calculated at the close of business on the day such purchase orders are received. Purchase orders received after the close of the NYSE will be executed based on the net asset value calculated on the next business day. Redemption orders for shares of the William Penn Portfolio presented prior to the close of the NYSE on any business day are redeemed at the net asset value calculated at the close of the exchange that day, except that some Class C Shares may be subject to a 1.0% contingent deferred sales charge. Federated Fund purchase orders by wire are considered received upon receipt of payment by wire. Federated Fund purchase orders received by check are considered received after the check is converted into federal funds, which normally occurs the business day after receipt. The William Penn Portfolio does not have a similar procedure.

     Holders of Class A Shares and Class C Shares of the Federated Fund have exchange privileges with respect to corresponding Class A Shares and Class C Shares in certain of the funds for which affiliates of Federated Investors serve as investment adviser or principal underwriter (collectively, the "Federated Funds"), each of which has different investment objectives and policies. Class A Shares and Class C Shares of the Federated Fund may be exchanged for corresponding Class A Shares and Class C Shares of certain Federated Funds at net asset value without a contingent deferred sales charge. To the extent a shareholder exchanges Class A Shares or Class C Shares of the Federated Fund for Class A Shares or Class C Shares of other Federated Funds, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period for purposes of determining the contingent deferred sales charge. Class A Shares to be exchanged must have a net asset value which meets the minimum investment requirement for the fund into which the exchange is being made. Holders of shares of the William Penn Portfolio have exchange privileges with respect to shares in certain of the other funds for which Penn Square Management Corporation serves as investment manager (collectively, the "William Penn fund group"), each of which has different investment objectives and policies. Any exchange for shares of other funds in the William Penn fund group will generally be at the respective net asset values next determined after receipt of the request for exchange, provided the amount exchanged previously incurred a sales charge. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, accordingly, may have tax consequences for the shareholder. Information on share exchanges may be obtained from the Federated Fund or the William Penn Portfolio, as appropriate.

     Redemptions of Federated Fund Class A Shares and Class C Shares may be made through a financial institution, by telephone, by mailing a written request or through the Federated Fund's systematic withdrawal program. Redemptions of William Penn Portfolio shares may be made by presenting share certificates, by letter form, by telephone, or through the William Penn Portfolio's systematic withdrawal plan. Class C Shares of the Federated Fund are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the redemption request is received. The William Penn Portfolio imposes no charges for redemptions of Class A Shares. For Class C shares, redemptions within the first year of purchase will bear a contingent deferred sales charge. William Penn Portfolio Class C shareholders will have their current holding period tacked into the period of time they hold their corresponding Federated Class C Shares for purposes of determining any applicable redemption charges. Redemptions may also be made through a broker/dealer, and that broker/dealer may charge a transaction fee. Checks for redemption proceeds will be mailed within three business days. However, redemption checks will not be mailed until all checks in payment for the shares redeemed have cleared (not more than seven days).
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Dividends

     Both the Federated Fund and the William Penn Portfolio pay dividends monthly from net investment income and make annual distributions of net realized capital gains, if any. With respect to both the Federated Fund and the William Penn Portfolio, unless a shareholder otherwise instructs, dividends and capital gain distributions will be reinvested automatically in additional shares at net asset value, subject to no sales charge.

Tax Consequences
     As a condition to the Reorganization, the Federated Fund and the Trust, on behalf of the William Penn Portfolio, will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that no gain or loss will be recognized by either the Federated Fund or the William Penn Portfolio or the shareholders of the William Penn Portfolio. The tax basis of the Federated Fund shares received by William Penn Portfolio shareholders will be the same as the tax basis of their shares in the William Penn Portfolio.

                                  RISK FACTORS



     As with other mutual funds that invest in U.S. government securities and CMOs, the Federated Fund is subject to market risks. Although some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as GNMA participation certificates, are backed by the full faith and credit of the U.S. Treasury, no assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. The prices of fixed-income government securities generally fluctuate inversely in relation to the direction of interest rates. The prices of longer term securities fluctuate more widely in response to market interest rate changes. Furthermore, there is no fixed maturity to which the portfolio must adhere. Generally, the values of the securities in which the Federated Fund will invest, and accordingly the value of the Federated Fund's shares, will fall as interest rates rise and rise as interest rates fall. Since the William Penn Portfolio also invests primarily in U.S. government securities including CMOs, these risk factors are generally also present in an investment in the William Penn Portfolio. A full discussion of the risks inherent in investment in the Federated Fund and the William Penn Portfolio is set forth in the Federated Fund's Prospectus and Statement of Additional Information, each dated May 31, 1996 (revised July 19, 1996 and October 1, respectively), and the William Penn Portfolio's Prospectus and Statement of Additional Information, each dated March 15, 1996, each of which is incorporated herein by reference thereto.

                      INFORMATION ABOUT THE REORGANIZATION

Background and Reasons for the Proposed Reorganization

     CONSIDERATIONS OF THE BOARD OF TRUSTEES OF THE WILLIAM PENN PORTFOLIO. During 1996, Penn Square Management Corporation advised the Board of Trustees of the William Penn Portfolio that The


William Penn Company was considering redirecting its corporate strategy away from the management and distribution of retail mutual funds and that it was seeking a buyer for its core businesses. Moreover, The William Penn Company engaged an investment banker to locate potential buyers for the Penn Square Management Corporation. The potential buyer would provide value-added shareholder services, technological advancements, comprehensive distribution networks, and diversified mutual fund product choices that many larger mutual fund complexes offer. After conducting a screening process, Penn Square Management Corporation determined that in its judgment, the proposed Reorganization was the most desirable alternative involving the William Penn Portfolio that was reasonably available and presented it to the William Penn Portfolio's Board of Trustees for its consideration at its February 12, 1997 Meeting.

     The independent Trustees formed a four-person due diligence team. The due diligence team visited the Federated Investors offices in Pittsburgh, Pennsylvania, and reviewed with the portfolio manager of the Federated Fund the investment style and philosophy used to manage the assets of the Federated Fund. In addition, the due diligence team inspected the Federated customer services area and the William Penn Portfolio's independent counsel inspected the legal records of the Federated Fund.

     A meeting of the entire Board of Trustees was held on March 5, 1997, at which Federated Investors presented to the Board information relating to the overall reputation, financial strength and stability of Federated Investors, the parent company of Federated Advisers (together with its affiliates, "Federated"). Federated, founded in 1955, is among the seven largest mutual fund sponsors, with over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, and over 2,000 employees. Federated's management discussed the Federated Fund's investment performance history and explained to the Board that the majority of this growth came from within Federated through its multiple distribution channels. The Board was also informed of the variety of investment products available through Federated, including international funds and an array of domestic funds broader than currently offered in the William Penn fund group, as well as the exchange privileges that would be available to former William Penn Portfolio shareholders if the Reorganization is consummated, and the multiple sales charge (or "load") structures available to prospective shareholders. The Board took into account that if the Reorganization takes place, shareholders of the William Penn Portfolio would receive shares of the Federated Fund without the imposition of any sales charge and without incurring any tax consequences.

     Federated's management advised the Board of its reputation for customer servicing, noting that it has received a #1 rating for five years in a row by DALBAR, Inc. Federated's management stated that its shareholder services include advanced technological systems that result in quick shareholder access to a broad spectrum of information, including: telephonic automated yield and performance information; consolidated monthly shareholder statements; no-fee IRAs; quarterly newsletters; year-end tax reporting information; direct deposit; and telephonic redemption and exchange.

     Federated's management also discussed comparative sales loads with the Board. In particular, it was noted that the maximum front-end sales load of the Class A Shares of the Federated Fund is lower than that of the Class A Shares of the William Penn Portfolio. Federated's management also reviewed with the Board relative asset size and expense ratios, including relative advisory fees. The Board discussed the fact that the Federated Fund is larger in asset size than the William Penn Portfolio.

     The Board determined that the investment objectives and policies of the William Penn Portfolio were substantially similar to those of the Federated Fund. The Board was also presented with and discussed materials comparing the performance, and relative risks of the William Penn Portfolio and the Federated Fund. Federated's management also presented biographical information about each of the Directors of the Federated Fund and reviewed with the Board the structure of its compliance and internal audit departments and the scope of its training programs.

     THE BOARD NOTED THAT THE WILLIAM PENN PORTFOLIO WOULD NOT BEAR ANY OF THE COSTS INVOLVED IN THE REORGANIZATION, WHICH WOULD BE BORNE ENTIRELY BY THE WILLIAM PENN COMPANY AND/OR FEDERATED. In addition, the Board discussed the anticipated tax-free nature of the Reorganization to the William Penn Portfolio and its shareholders.


     In connection with their consideration of the Reorganization, the Board also reviewed their fiduciary obligations under state and federal law. They considered the requirements of Section 15(f) of the 1940 Act, which provides that an investment manager to an investment company, and the affiliates of such manager (such as Penn Square Management Corporation), may receive an amount or benefit in connection with a sale of any interest in such investment manager which results in an assignment of an investment management contract if (1) for a period of three years after such assignment, at least 75% of the Board of Trustees of the investment company are not "interested persons" (as defined in the 1940 Act) of the new investment manager or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     With respect to the first condition of Section 15(f) relating to Board composition, the Board was advised that the Federated Fund's Board of Directors presently consists of thirteen (13) Directors, only three (3) of whom are "interested persons." With respect to the second condition of Section 15(f), while there is no specific definition of "unfair burden," it includes any arrangement, for two years after the transaction, pursuant to which the predecessor or successor adviser is entitled to receive compensation from any person in connection with the mutual fund's purchase or sale of securities, other than bona fide ordinary compensation as principal underwriter. The definition of unfair burden also includes any payments from the fund for other than bona fide investment advisory or other services. The Board considered the fact that representations were made by Federated and Penn Square Management Corporation that the agreement between Federated and The William Penn Company would contain representations and covenants that the Reorganization would not impose an unfair burden on the Penn Square Group.

     After reviewing and considering all of the information provided by Federated and Penn Square Management Corporation, including the terms of the Reorganization, the Board, including all of the Trustees who are not interested persons of the William Penn Portfolio or Penn Square Management Corporation, voted unanimously in person at the meeting held on March 5, 1997, to approve the Reorganization and to recommend it to the shareholders of the William Penn Portfolio for their approval.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE REORGANIZATION.

     CONSIDERATIONS OF THE BOARD OF DIRECTORS OF THE FEDERATED FUND. The Board of Directors of the Federated Fund, including the independent Directors, have unanimously concluded that consummation of the Reorganization is in the best interests of the Federated Fund and the shareholders of the Federated Fund and that the interests of Federated Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Plan.

Agreement Between The William Penn Company and Federated

     The Reorganization is being proposed as part of an agreement between Federated and The William Penn Company, pursuant to which the shareholders of The William Penn Company would be compensated for selling to Federated their capital stock and cooperating in facilitating the transaction contemplated by the agreement.

Description of the Plan of Reorganization

     The Plan provides that the Federated Fund will acquire all of the assets and assume certain liabilities of the William Penn Portfolio in exchange for the Federated Fund's Class A Shares and Class C Shares to be distributed pro rata by the William Penn Portfolio to its Class A and Class C shareholders respectively in complete liquidation of the William Penn Portfolio on May 30, 1997, or such later date as the parties may mutually agree (the "Closing Date"). Shareholders of the William Penn Portfolio will become shareholders of the Federated Fund as of the close of business on the Closing Date, and will be entitled to the Federated Fund's next dividend distribution.


     As of or prior to the Closing Date, the William Penn Portfolio will declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all taxable income for the period ending on the Closing Date. In addition, the William Penn Portfolio's dividend will include its net capital gains realized in the period ending on the Closing Date.

     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance satisfactory to the William Penn Portfolio and the Federated Fund, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by shareholders of the William Penn Portfolio prior to the Closing Date if a majority of the independent board members of either board reasonably believes that continuing the transaction would have a material adverse impact on shareholders of that fund.

     Federated Advisers is responsible for the payment of substantially all of the expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, registration fees, transfer taxes (if any), and the costs of preparing, printing, copying and mailing proxy solicitation materials to the William Penn Portfolio shareholders. Penn Square Management Corporation is responsible for the payment of the legal and accounting fees of the William Penn Portfolio.

     The foregoing description of the Plan entered into between the Federated Fund and the William Penn Portfolio is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference thereto.

Description of Federated Fund Shares

     Full and fractional Class A Shares and Class C Shares of the Federated Fund will be issued without the imposition of a sales charge or other fee to the corresponding shareholders of the William Penn Portfolio in accordance with the procedures described above. Class A Shares and Class C Shares of the Federated Fund to be issued to shareholders of the William Penn Portfolio under the Plan will be fully paid and nonassessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund dated May 31, 1996 (revised July 19, 1996), provided herewith for additional information about Class A Shares and Class C Shares of the Federated Fund.
Federal Income Tax Consequences

     As a condition to the Reorganization, the Federated Fund and the Trust, on behalf of the William Penn Portfolio, will receive an opinion from Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Federated Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization as set forth in the Plan will constitute a tax-free reorganization under Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Federated Fund upon its receipt of the William Penn Portfolio's assets solely in exchange for Federated Fund Class A Shares and Class C Shares and the assumption of certain stated liabilities; (3) no gain or loss will be recognized by the William Penn Portfolio upon the transfer of its assets to the Federated Fund in exchange for Federated Fund Class A Shares and Class C Shares and the assumption of certain stated liabilities or upon the distribution (whether actual or constructive) of the Federated Fund Class A Shares and Class C Shares to the William Penn Portfolio shareholders in exchange for their respective shares of the William Penn Portfolio; (4) no gain or loss will be recognized by shareholders of the William Penn Portfolio upon the exchange of their William Penn Portfolio shares for Federated Fund Class A Shares and Class C Shares; (5) the tax basis of the William Penn Portfolio's assets acquired by the Federated Fund will be the same as the tax basis of such assets to the William Penn Portfolio immediately prior to the Reorganization;
(6) the tax basis of Federated Fund Class A Shares and Class C Shares received by each shareholder of the William Penn Portfolio pursuant to the Plan will be the same as the tax basis of William Penn


Portfolio shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the William Penn Portfolio in the hands of the Federated Fund will include the period during which those assets were held by the William Penn Portfolio; and (8) the holding period of Federated Fund Class A Shares and Class C Shares received by each shareholder of the William Penn Portfolio will include the period during which the William Penn Portfolio shares exchanged therefor were held by such shareholder, provided the William Penn Portfolio shares were held as capital assets on the date of the Reorganization.

     Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. The William Penn Portfolio does not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the William Penn Portfolio, followed by the taxable liquidation of the William Penn Portfolio. Shareholders should also be aware that following the reorganization the Federated adviser may decide to sell certain portfolio securities which may result in the realization of capital gains.

Comparative Information on Shareholder Rights and Obligations

     GENERAL. Both the Federated Fund and the William Penn Interest Income Fund are open-end, diversified management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. The Federated Fund is organized as a corporation under the laws of the State of Maryland and is governed by its Articles of Incorporation, By-Laws and Board of Trustees, in addition to applicable state and federal law. The William Penn Portfolio is organized as a separate series of William Penn Interest Income Fund as a common law trust under the laws of the Commonwealth of Pennsylvania and is governed by its Declaration of Trust and Board of Trustees, in addition to applicable state and federal law. Set forth below is a brief summary of the significant rights of shareholders of the Federated Fund and the William Penn Portfolio.

     SHARES OF THE FEDERATED FUND AND THE WILLIAM PENN PORTFOLIO. The Federated Fund is authorized to issue 2,000,000,000 shares of common stock, par value $0.001 per share. The Board of Directors has established Class A Shares, Class B Shares and Class C Shares of the Federated Fund. The William Penn Portfolio is authorized to issue an unlimited number of shares of beneficial interest which have no par value. The William Penn Portfolio is currently one of five investment portfolios of William Penn Interest Income Fund and has Class A Shares and Class C Shares outstanding. Issued and outstanding shares of both the Federated Fund and William Penn Portfolio are fully paid and nonassessable, and freely transferable.

     VOTING RIGHTS. Neither the Federated Fund nor the William Penn Portfolio is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of directors under certain circumstances. The Federated Fund requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series of the Federated Fund entitled to vote. A special meeting of the shareholders of the William Penn Portfolio is required to be called upon the written request of shareholders representing not less than 30% of the issued and outstanding shares entitled to vote. Each share of the Federated Fund the William Penn Portfolio gives the shareholder one vote in director elections and other matters submitted to shareholders for vote. All shares of each series or class in the Federated Fund and the William Penn Portfolio have equal voting rights except that in matters affecting only a particular series or class, only shares of that series or class are entitled to vote.


     DIRECTORS. The By-Laws of the Federated Fund provide that the term of office of each Director shall be until his or her resignation or removal or until the special meeting next held after his or her election or until election and qualification of his or her successor. A Director of the Federated Fund may be removed by a vote of a majority of all shares outstanding and entitled to vote at any special meeting of shareholders, and such shareholders may elect a Director to replace the Director so removed to serve for the remainder of the term and until the election and qualification of his or her successor. A vacancy on the Board may be filled by the action of a majority of the Directors remaining in office, and such elected Director shall hold office until the next special meeting of shareholders or until his or her successor is duly elected and qualifies. Notwithstanding the foregoing, the shareholders may, at any time during the term of such Director elected to fill a vacancy, elect some other person to fill said vacancy and thereupon the election by the Board shall be superseded. The Declaration of Trust of the William Penn Interest Income Fund provides that each Trustee appointed or elected in accordance with the Declaration of Trust serves until their successors have been elected and qualified, unless they resign or are removed. Regarding the William Penn Interest Income Fund, a majority of the Trustees may accept the written resignation of another Trustee or may remove him or her from office by written notice to him and to the custodian. In addition, the holders of record of not less than two-thirds of the outstanding shares of the William Penn Interest Income Fund Portfolio may have a Trustee removed by filing a declaration with the custodian or by a vote at a meeting called for such purpose. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon removal of such Trustee(s) when requested in writing by holders of at least 10% of the William Penn Interest Income Fund Portfolio's outstanding shares. Pending the filling of any vacancy or vacancies caused by death, resignation, or removal, the remaining Trustee or Trustees shall have all the powers and duties of the whole number of Trustees. If a vacancy occurs in the office of a Trustee for any reason, including an increase in the number of Trustees, the other Trustees shall by written notice delivered to the custodian appoint a Trustee to fill the vacancy and will promptly notify the shareholders that they have done so, subject to the provisions of Section 16(a) of the 1940 Act. The agreement to be entered into with the custodian will provide that, if at any time the custodian decides that there is no Trustee available or able to serve, it will call a meeting of the shareholders to elect at least three (3) Trustees. With respect to the Federated Fund, a meeting of shareholders will be required for the purpose of electing additional Directors whenever fewer than a majority of the Directors then in office were elected by shareholders.

     LIABILITY OF DIRECTORS AND OFFICERS. Under the Articles of Incorporation of the Federated Fund, a Director or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Articles of Incorporation further provide that Directors and officers will be indemnified by the Federated Fund against reasonable costs and expenses incurred in connection with any claim or litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person's office. The Declaration of Trust for the William Penn Interest Income Fund contains a provision eliminating personal liability of the Trustees. Claimants must look only to the assets of the portfolio for payment or satisfaction of claims. Trustees of the William Penn Interest Income Fund are not protected from liability by reason of willful misconduct, bad faith, recklessness, or gross negligence in the performance of their duties as Trustees. Further, the Trustees have the power to indemnify the officers and employees of the William Penn Interest Income Fund against reasonable liabilities and expenses unless incurred in bad faith or reckless disregard of his duties, or with willful misconduct or gross negligence. In addition, due to the provisions of the 1940 Act, shareholders would still have the right to pursue monetary claims against directors or officers for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties as directors or officers.

     TERMINATION OR LIQUIDATION. In the event of the termination or liquidation of the Federated Fund or any series or class of the Federated Fund or of the termination or liquidation of the William Penn Portfolio, the shareholders of the respective fund or class are entitled to receive, when and as declared by its Directors or Trustees, the excess of the assets belonging to the respective fund or class over the liabilities belonging to the respective fund or class. In either case, the assets belonging to the fund or class will be distributed among the shareholders in proportion to the number of shares of the respective fund or class held by them.


Capitalization

     The following table sets forth the unaudited capitalization of the Class A Shares and Class C Shares of the Federated Fund and the Class A and Class C Shares of the William Penn Portfolio as of February 28, 1997, and on a pro forma combined basis as of that date:

                                                           CLASS A SHARES               CLASS A
                                                    -----------------------------      PRO FORMA
                                                      FED. FUND        WM. PENN         COMBINED
                                                    --------------    -----------    --------------
Net Assets.......................................   $1,197,254,288    $37,184,656    $1,234,438,943
Net Asset Value Per Share........................   $         7.77    $     10.49    $         7.77
Shares Outstanding...............................      154,060,805      3,543,848       158,845,668

                                                          CLASS C SHARES               CLASS C
                                                    ---------------------------       PRO FORMA
                                                     FED. FUND        WM. PENN        COMBINED
                                                    -----------       ---------      -----------
Net Assets....................................      $57,641,291       $241,712       $57,883,003
Net Asset Value Per Share.....................      $      7.78       $  10.47       $      7.78
Shares Outstanding............................        7,405,638         23,080         7,436,693


     As the above information indicates, the William Penn Portfolio's net assets are less than 10% of the amount of the Federated Fund's net assets. Accordingly, no pro forma financial statements have been filed with this proxy/prospectus.

                      INFORMATION ABOUT THE FEDERATED FUND
                         AND THE WILLIAM PENN PORTFOLIO

Federated Fund for U.S. Government Securities, Inc.

     Information about the Federated Fund is contained in the Federated Fund's current Prospectus dated May 31, 1996 (revised July 19, 1996), a copy of which is included herewith and incorporated herein by reference. Additional information about the Federated Fund is included in the Federated Fund's Annual Report to Shareholders dated March 31, 1996, the Semi-Annual Report to Shareholders dated September 30, 1996, the Statement of Additional Information dated May 31, 1996 (revised October 1, 1996), and the Statement of Additional Information dated April 17, 1997 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Annual Report, the Semi-Annual Report and Statements of Additional Information, which have been filed with the Securities and Exchange Commission (the "SEC"), may be obtained upon request and without charge by contacting the Federated Fund at 1-800-245-4770, or by writing the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3779. The Federated Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Federated Fund can be obtained by calling or writing the Federated Fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates or electronically at Internet Web Site (www.sec.gov).

     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Federated Fund with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

William Penn Interest Income Fund, U.S. Government Securities Income Portfolio

     Information about the William Penn Interest Income Fund, U.S. Government Securities Income Portfolio is contained in the William Penn Portfolio's current Prospectus dated March 15, 1996, the Annual Report to Shareholders dated December 31, 1996, the Statement of Additional Information dated March 15, 1996, and the Statement of Additional Information dated April 17, 1997 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the William Penn Portfolio by calling 1-800-523-8440 or by writing to the William Penn Portfolio at 2650 Westview Drive, Wyomissing, PA 19610. The William Penn Portfolio is subject to the informational requirements of the 1933 Act, the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by William Penn Interest Income Fund or its portfolio, the William Penn Portfolio, can be obtained by calling or writing the William Penn Portfolio and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section.

                               VOTING INFORMATION

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the William Penn Portfolio of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 9:00 a.m. (local time) on May 29, 1997 at: Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Plan. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the William Penn Portfolio an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting. Proxies, instruments revoking a proxy, or proxies bearing a later date may be communicated by telephone, by electronic means including facsimile, or by mail.

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Advisers. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents, including third party solicitors, of the William Penn Portfolio, Federated Advisers and their respective affiliates at no additional cost to the William Penn Portfolio. Such solicitations may be by telephone, telegraph, or personal contact. Any telephone solicitations will follow procedures designed to insure accuracy and prevent fraud including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact that the vote was in accordance with the shareholders instructions. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as currently exists for instructions communicated in written form. Federated Advisers will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

Outstanding Shares and Voting Requirements

     The Board of Trustees of the William Penn Portfolio has fixed the close of business on April 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the


Special Meeting and any adjournments thereof. As of the record date, there were 3,362,932.620 Class A Shares and 28,867.062 Class C Shares of the William Penn Portfolio outstanding. Each of the William Penn Portfolio's shares is entitled to one vote and fractional shares have proportionate voting rights. On the record date, the Trustees and officers of the William Penn Portfolio as a group owned less than 1% of the outstanding Class A Shares and Class C Shares of the William Penn Portfolio. To the best knowledge of Penn Square Management Corporation, as of the record date, no person owned beneficially or of record 5% or more of the outstanding Class A Shares of William Penn Portfolio, and no person, except as set forth in the table below, owned beneficially or of record 5% or more of the outstanding Class C Shares of William Penn Portfolio.

                                 CLASS C SHARES

                                                                              PERCENT OF
                                                                             OUTSTANDING
                      NAME AND ADDRESS                      SHARES OWNED        SHARES
    -----------------------------------------------------   ------------     ------------
    William E. Teets and Diane Boczkowski................     6,416.239          22.23%
    Joint tenants in common Gilberton, PA
    Thomas J. and Betty L. Cominsky......................     4,858.051          16.83%
    Joint tenants in common Mountain Top, PA
    Jacqueline S. McKeehen                                    7,001.916          24.26%
    Cherry Tree, PA
    St. Joseph RC Church.................................     6,749.834          23.38%
    c/o Joseph A. Sheehan Easton, PA


     As of the record date, there were 152,919,806.013 Class A Shares, 13,046,639.095 Class B Shares, and 7,248,152.694 Class C Shares of the Federated Fund outstanding. On the record date, the Directors and officers of the Federated Fund as a group owned less than 1% of the outstanding Class A Shares, Class B Shares, and Class C Shares of the Federated Fund. To the best knowledge of Federated Advisers, as of the record date, no person owned beneficially or of record 5% or more of the Federated Fund's outstanding Class A Shares or Class B Shares, and except as set forth in the table below, no person owned beneficially or of record 5% or more of the Federated Fund's outstanding Class C Shares.

                                 CLASS C SHARES

                                                                               PERCENT OF
                                                                              OUTSTANDING
                      NAME AND ADDRESS                      SHARES OWNED         SHARES
    -----------------------------------------------------   -------------     ------------
    Merrill Lynch Pierce Fenner & Smith..................   2,780,067.000         38.36%
    for the sole benefit of its customers Jacksonville,
    FL
    East Mississippi Electric Power Association..........    381,651.717           5.27%
    Meridian, MS


     Approval of the Plan requires the affirmative vote of a majority of the votes cast at the Special Meeting. Shares represented by abstentions and "broker non-votes" will be counted as present at the Special Meeting, but not as votes cast, which means they will have the effect of reducing the number of votes cast required to approve the Plan. The votes of shareholders of the Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.


Dissenter's Right of Appraisal

     Shareholders of the William Penn Portfolio objecting to the Reorganization have no appraisal rights under the William Penn Portfolio's Declaration of Trust or Pennsylvania law. Under the Plan, if approved by William Penn Portfolio shareholders, each shareholder will become the owner of Class A Shares and Class C Shares of the Federated Fund having a total net asset value equal to the total net asset value of his or her holdings in the William Penn Portfolio's Class A or Class C Shares, respectively, at the Closing Date.

           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     Management of the William Penn Portfolio knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.


                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated March 24, 1997 (the "Agreement"), between FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC., a Maryland corporation (hereinafter called the "Acquiring Fund"), and WILLIAM PENN INTEREST INCOME FUND, a Pennsylvania Common Law Trust (hereinafter called the "Trust") on behalf of its portfolio U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO (hereinafter called the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund in exchange solely for Class A Shares and Class C Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Trust and the Acquiring Fund are registered open-end management investment companies and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

     WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue shares of common stock or shares of beneficial interest, as the case may be;

     WHEREAS, the Board of Directors, including a majority of the directors who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the transfer of all of the assets and the assumption of certain liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Trust has determined that the exchange of all of the assets and the assumption of certain liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders;

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.
     1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in paragraph 1.5, beneficially owned by the Acquired Fund, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account, for the benefit of its shareholders, on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the shareholders of the Acquired Fund.

     1.2 The Acquiring Fund will assume only those certain liabilities which are set forth in a certificate to be provided by the Acquired Fund at Closing and accepted by the Acquiring Fund.


     1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company (hereinafter called "State Street"), Boston, Massachusetts, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims created by the Acquired Fund. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund thereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. In addition, each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions which were declared before the Valuation Date (as hereinafter defined) with respect to the shares of the Acquired Fund that are held by the shareholder on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders, and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders, based on their ownership of shares of the Acquired Fund on the Closing Date. All issued and outstanding Shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares, after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.
     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Trust up to and including the Closing Date and such later dates, with respect to dissolution and deregistration of the Trust, on which the Trust is dissolved and deregistered.

     1.9 The Trust shall be deregistered as an investment company under the 1940 Act and dissolved as a Pennsylvania common law trust as promptly as practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

     2. VALUATION.

     2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date (such time and date being herein called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.


     2.2 The net asset value of each Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

     2.3 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund, which practices have been reviewed by the Acquired Fund's Board of Trustees.

     3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be May 30, 1997, or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of the Acquiring Fund, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

     3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 Penn Square Management Corporation, as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust represents and warrants to the Acquiring Fund as follows:

     (a) The Trust is a Common Law Trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has power to own all of its properties and assets and to carry out this Agreement.

     (b) The Trust is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

     (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1995 and at December 31, 1996 has been audited by Ernst & Young LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

     (h) Since December 31, 1996, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed or an appropriate extension obtained, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

     (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (n) The prospectus/proxy statement of the Acquired Fund (the
"Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the


Acquired Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 The Acquiring Fund represents and warrants to the Trust as follows:

     (a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (e) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) The Statement of Assets and Liabilities of the Acquiring Fund at March 31, 1995 and 1996, have been audited by Deloitte & Touche LLP, independent auditors, and have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

     (g) The unaudited Statement of Assets and Liabilities of the Acquiring Fund at September 30, 1995 and 1996, have been prepared in accordance with generally accepted accounting principles, consistently applied, although subject to year-end adjustments, and on a basis consistent with the Statement of Assets and Liabilities of the Acquiring Fund at March 31, 1995 and 1996, which have been audited by Deloitte & Touche LLP, independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known liabilities of the Acquiring Fund, contingent or otherwise, as of such date not disclosed therein.

     (h) Since March 31, 1996, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed or an appropriate extension obtained, by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof or contest in good faith, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares, except for Class B Shares which are convertible into Class A Shares eight years after purchase.

     (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (m) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 The Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President and its Treasurer.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Proxy Statement, referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue its operations after the Closing Date.

     5.7 Prior to the Valuation Date, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable periods or years ended on or before December 31, 1996 and for the period from said date to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before December 31, 1996 and in the period from said date to and including the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

     6.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     6.4 The Acquired Fund shall have delivered to the Acquiring Fund a certificate specifying the liabilities which are to be assumed by the Acquiring Fund, all of which shall be reflected in the net asset value of the Acquired Fund on the Closing Date, which liabilities shall be acceptable to the Acquiring Fund in its sole discretion.
     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     7.3 There shall not have been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business since the date hereof other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.


     8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law.

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Acquiring Fund and the Trust shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for federal income tax purposes:
     (a) The transfer of all of the Acquired Fund assets and the assumption of certain liabilities in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption of certain liabilities; (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of certain liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;
(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares; (e) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization; (f) The tax basis of the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization; (g) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and (h) The holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization).

     9. TERMINATION OF AGREEMENT.

     9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust or the Board of Directors of the Acquiring Fund at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders)


if a majority of the independent board members of either board reasonably believes that continuing the transaction would have a material adverse impact on shareholders of that fund.

     9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors or officers of the Trust or the Acquiring Fund or the shareholders of the Acquiring Fund or of the Acquired Fund, in respect of this Agreement.

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Acquiring Fund or the Board of Trustees of the Trust, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws.

     11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.6 An agreement has been entered into under which Federated Advisers will assume substantially all of the expenses of the Reorganization including registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of shareholders. Penn Square Management Corporation will assume the legal and accounting fees of the Acquired Fund.


     IN WITNESS WHEREOF, the Acquired Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                                 Acquired Fund:
                                                 WILLIAM PENN INTEREST INCOME FUND,
                                                 on behalf of its portfolio,
Attest:                                          U.S. GOVERNMENT SECURITIES
                                                 INCOME PORTFOLIO

/s/ SANDRA J. HOUCK                              By: /s/ JAMES E. JORDAN
--------------------------------------------     --------------------------------------------
Name: Sandra J. Houck                            Name: James E. Jordan
Title: Secretary                                 Title: President

                                                 Acquiring Fund:
                                                 FEDERATED FUND FOR U.S. GOVERNMENT
Attest:                                          SECURITIES, INC.

/s/ S. ELLIOTT COHAN                             By: /s/ J. CHRISTOPHER DONAHUE
--------------------------------------------     --------------------------------------------
Name: S. Elliott Cohan                           Name: J. Christopher Donahue
Title: Assistant Secretary                       Title: President


Cusip: 314182106
Cusip: 314182304
G02062-13



                    STATEMENT OF ADDITIONAL INFORMATION


                              APRIL 17, 1997

                       Acquisition of the Assets of
               U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO,
                              a Portfolio of
                     WILLIAM PENN INTEREST INCOME FUND
                            2650 Westview Drive
                      Wyomissing, Pennsylvania  19610
                     Telephone Number:  1-800-523-8440
     By and in exchange for Class A and Class C Shares respectively of
            FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
                         Federated Investors Tower
                   Pittsburgh, Pennsylvania  15222-3779

                     Telephone Number:  1-800-245-4770

        This Statement of Additional Information dated April 17, 1997 is not a prospectus. A Prospectus/Proxy Statement dated April 17, 1997 related to the above-referenced matter may be obtained from Federated Fund for U.S. Government Securities, Inc., Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.



                             TABLE OF CONTENTS

1. Statement of Additional Information of Federated Fund for U.S. Government Securities, Inc., dated May 31, 1996 (revised October 1, 1996).

2. Statement of Additional Information of U.S. Government Securities Income Portfolio, a portfolio of William Penn Interest Income Fund, dated March 15, 1996.

3. Financial Statements of Federated Fund for U.S. Government Securities, Inc., dated March 31, 1996.

4. Financial Statements of U.S. Government Securities Income Portfolio, a portfolio of William Penn Interest Income Fund, dated December 31, 1996.

5. Unaudited Financial Statements of Federated Fund for U.S. Government Securities, Inc., dated September 30, 1996.





        The Statement of Additional Information of Federated Fund for U.S. Government Securities, Inc. (the "Federated Fund"), dated May 31, 1996 (revised October 1, 1996), is incorporated herein by reference to Post-Effective Amendment No.65 to the Federated Fund's Registration Statement on Form N-1A (File Nos. 2-33490 and 811-1890) which was filed with the Securities and Exchange Commission on or about May 24, 1996. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3279; telephone number: 1-800-245-4770.

        The Statement of Additional Information of U.S. Government Securities Income Portfolio (the "William Penn Portfolio"), a portfolio of William Penn Interest Income Fund (the "Trust"), dated March 15, 1996, is incorporated herein by reference to Post-Effective Amendment No. 16 to the Trust's Registration Statement on Form N-1A (File Nos. 33-14609 and 811-
5177) which was filed with the Securities and Exchange Commission on or about March 21, 1996. A copy may be obtained, upon request and without charge, from the William Penn Portfolio at 2650 Westview Drive, Wyomissing, Pennsylvania 19610; telephone number: 1-800-523-8440.

        The audited financial statements of the Federated Fund, dated March 31, 1996, are incorporated herein by reference to the Federated Fund's Annual Report to Shareholders dated March 31, 1996 which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the Federated Fund at Federated Investors Tower, Pittsburgh, PA 15222-3279; telephone number: 1-800-245-4770.

        The audited financial statements of the William Penn Portfolio, dated December 31, 1996, are incorporated herein by reference to the William Penn Portfolio's Annual Report to Shareholders dated December 31, 1996, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the State Bond Fund at 2650 Westview Drive, Wyomissing, Pennsylvania 19610; telephone number 1-800-523-8440.

        The unaudited financial statements of the Federated Fund for U.S. Government Securities, Inc., dated September 30, 1996, are incorporated herein by reference to the Federated Fund for U.S. Government Securities, Inc.'s Semi-Annual Report to Shareholders, dated September 30, 1996, which was filed with the Securities and Exchange Commission. A copy may be obtained, upon request and without charge, from the Federated Fund at the address or telephone number listed on the cover of this Statement of Additional Information.








        Cusip:  314182106
        Cusip:  314182304
        G02062-14





THE WILLIAM PENN FUNDS
Penn Square Management Corporation
PROXY SERVICES
P.O. BOX 9156
FARMINGDALE, NY  11735


U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO, a Portfolio of
WILLIAM PENN INTEREST INCOME FUND,

U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO, a Portfolio of
WILLIAM PENN INTEREST INCOME FUND


The undersigned shareholder(s) of U.S. Government Securities Income Portfolio, a portfolio of William Penn Interest Income Fund (the `William Penn Portfolio'), hereby appoint(s) James E. Jordan, Sandra Houck, and Dennis Westley or any of them true and lawful proxies, with power of substitution of each, to vote all shares of the William Penn Portfolio which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on May 29, 1997, at Sheraton Berkshire Motor Inn, 1741 Paper Mill Road, Wyomissing, PA 19610 at 9:00 a.m. (local time) and at any adjournment thereof.


Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The proxies named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.

The Board of Trustees unanimously recommends a vote FOR the proposal below.


Please sign EXACTLY as your name(s)
appear(s) above.  When signing as
attorney, executor, administrator,
guardian, trustee, custodian, etc.,
please give your full title as
such.  If a corporation or
partnership, please sign the full
name by an authorized officer or
partner.  If stock is owned
jointly, all owners should sign.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION.

You may also cast your vote by telephone by calling Shareholder
Communications corporation toll free at (800) 733-8481 extension 459.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X

KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY.

           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO

RECORD DATE SHARES:
                    -----------------

Vote on Proposal


TO APPROVE OR DISAPPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN WILLIAM PENN INTEREST INCOME FUND, U.S. GOVERNMENT SECURITIES INCOME PORTFOLIO AND FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

                    FOR          AGAINST        ABSTAIN

Signature [PLEASE SIGN WITHIN BOX]

Signature (Joint Owners)

Date: